UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

Emerald Expositions Events, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31910 Del Obispo Street Suite 200 San Juan Capistrano, California	92675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2019, Emerald Expositions Events, Inc. (the “Company”) issued a press release announcing the results of the Company for the second quarter ended June 30, 2019. Also, on August 1, 2019, the Company made available on its website certain supplemental materials concerning the Company’s results for the second quarter ended June 30, 2019. Copies of the press release and supplemental materials are being furnished as Exhibit 99.1 and 99.2, respectively, attached hereto and are incorporated by reference herein.

Item 8.01.  Other Events.

On August 1, 2019, the Company announced that its Board of Directors (the "Board") authorized and approved a new share repurchase program, which will become effective no sooner than the Company's next open trading window on or after August 5, 2019, pursuant to which the Company may, from time to time, purchase shares of its common stock for an aggregate repurchase price not to exceed $30,000,000 through open market purchases (either with or without a 10b5-1 plan), block transactions, privately negotiated purchases or otherwise, through and including July 31, 2020, subject to early termination or extension by the Board. The new share repurchase program does not obligate the Company to purchase any shares and may be suspended or discontinued at any time without notice. The Company anticipates funding any share repurchases from its cash on hand and permitted borrowings under the Company's credit facilities. The timing and amount of any shares repurchased under the new share repurchase program will depend on a variety of factors, including available liquidity, general market and economic conditions, regulatory requirements, capital structure optimization, valuation metrics and other factors.

The press release announcing the new share repurchase program is being filed as Exhibit 99.1 attached hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Emerald Expositions Events, Inc. dated August 1, 2019, announcing results for the second quarter ended June 30, 2019.

99.2	Emerald Expositions Events, Inc. Second Quarter 2019 Supplemental Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2019		EMERALD EXPOSITIONS EVENTS, INC.

	By:	/s/ David Gosling
David Gosling
Senior Vice President, General Counsel and Secretary